                                                                    EX-99.(d)(4)

                                   APPENDIX A

                      WELLS CAPITAL MANAGEMENT INCORPORATED
                        INVESTMENT SUB-ADVISORY AGREEMENT

                             WELLS FARGO FUNDS TRUST

                                Funds Trust Funds

                           Aggressive Allocation Fund
                                Asia Pacific Fund
                              Asset Allocation Fund
                      California Limited-Term Tax-Free Fund
                            California Tax-Free Fund
                      California Tax-Free Money Market Fund
                     California Tax-Free Money Market Trust
                               Capital Growth Fund
                        Cash Investment Money Market Fund
                             Colorado Tax-Free Fund
                                Common Stock Fund
                          Conservative Allocation Fund
                                 Discovery Fund
                          Emerging Markets Equity Fund
                              Endeavor Select Fund
                                 Enterprise Fund
                          Government Money Market Fund
                           Government Securities Fund
                              Growth Balanced Fund
                                   Growth Fund
                           Heritage Money Market Fund
                                High Income Fund
                                Income Plus Fund
                         Intermediate Tax/AMT-Free Fund
                              Large Cap Growth Fund
                   Managed Account CoreBuilder Shares Series G
                   Managed Account CoreBuilder Shares Series M
                            Mid Cap Disciplined Fund
                               Mid Cap Growth Fund
                           Minnesota Money Market Fund
                             Minnesota Tax-Free Fund
                             Moderate Balanced Fund
                                Money Market Fund
                               Money Market Trust
                               Municipal Bond Fund
                           Municipal Money Market Fund
                       National Tax-Free Money Market Fund
                      National Tax-Free Money Market Trust
                                Opportunity Fund
                           Overland Express Sweep Fund
                       Prime Investment Money Market Fund
                       Short Duration Government Bond Fund

                                Funds Trust Funds

                              Short-Term Bond Fund
                         Short-Term High Yield Bond Fund
                         Short-Term Municipal Bond Fund
                           Small Cap Disciplined Fund
                              Small Cap Growth Fund
                              Small Cap Value Fund
                            Small Mid/Cap Value Fund
                       Specialized Financial Services Fund
                              Strategic Income Fund
                         Treasury Plus Money Market Fund
                          Ultra Short-Term Income Fund
                     Ultra Short-Term Municipal Income Fund
                                 U.S. Value Fund
                 WealthBuilder Conservative Allocation Portfolio
                         WealthBuilder Equity Portfolio
                         WealthBuilder Growth Allocation
                     WealthBuilder Growth Balanced Portfolio
                    WealthBuilder Moderate Balanced Portfolio
                     WealthBuilder Tactical Equity Portfolio
                             Wisconsin Tax-Free Fund
                         100% Treasury Money Market Fund

Most recent annual approval by the Board of Trustees: March 27, 2009

Appendix A amended: March 27, 2009

                                   SCHEDULE A

                      WELLS CAPITAL MANAGEMENT INCORPORATED
                        INVESTMENT SUB-ADVISORY AGREEMENT

                                  FEE AGREEMENT
                             WELLS FARGO FUNDS TRUST

     This fee agreement is made as of the 27th day of March, 2009, by and between Wells Fargo Funds Management, LLC (the "Adviser") and Wells Capital Management Incorporated (the "Sub-Adviser"); and

     WHEREAS, the parties and Wells Fargo Funds Trust (the "Trust") have entered into an Investment Sub-Advisory Agreement ("Sub-Advisory Agreement") whereby the Sub-Adviser provides investment management advice to each series of the Trust as listed in Appendix A to the Sub-Advisory Agreement (each a "Fund" and collectively the "Funds").

     WHEREAS, the Sub-Advisory Agreement provides that the fees to be paid to the Sub-Adviser are to be as agreed upon in writing by the parties.

     NOW THEREFORE, the parties agree that the fees to be paid to the Sub-Adviser under the Sub-Advisory Agreement shall be calculated as follows on a monthly basis by applying the annual rates described in this Schedule A to Appendix A for each Fund listed in Appendix A.

     The Sub-Adviser shall receive a fee as described in this Schedule A to Appendix A of the assets of the Aggressive Allocation Fund, Conservative Allocation Fund, Growth Balanced Fund and Moderate Balanced Fund and from each WealthBuilder Portfolio for providing services with respect to which Master Trust Portfolios (or, in the case of the WealthBuilder Portfolios, other unaffiliated funds) these Funds will invest in and the percentage to allocate to each Master Portfolio or unaffiliated fund in reliance on Section 12(d)(1)(G) under the Act, the rules thereunder, or order issued by the Commission exempting the Fund from the provisions of Section 12(d)(1)(A) under the Act (a "Fund of Funds structure").

     The net assets under management against which the foregoing fees are to be applied are the net assets as of the first business day of the month. If this fee agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this agreement is in effect shall be subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month. If the determination of the net asset value is suspended as of the first business day of the month, the net asset value for the last day prior to such suspension shall for this purpose be deemed to be the net asset value on the first business day of the month.

                                   SCHEDULE A

                      WELLS CAPITAL MANAGEMENT INCORPORATED
                        INVESTMENT SUB-ADVISORY AGREEMENT

                                  FEE AGREEMENT
                             WELLS FARGO FUNDS TRUST

                                                       Fee as % of Avg.
Funds Trust Funds                                      Daily Net Assets
-----------------------------------------------   -------------------------
Aggressive Allocation Fund                        First 250M          0.10
                                                  Over 250M           0.05
Asia Pacific Fund                                 First 100M          0.65
                                                  Next 100M           0.55
                                                  Over 200M           0.45
Asset Allocation Fund                             First 100M          0.15
                                                  Next 100M           0.125
                                                  Over 200M           0.10
California Limited-Term Tax-Free Fund             First 100M          0.15
                                                  Next 200M           0.10
                                                  Over 300M           0.05
California Tax-Free Fund                          First 100M          0.20
                                                  Next 200M           0.175
                                                  Next 200M           0.15
                                                  Over 500M           0.10
California Tax-Free Money Market Fund             First 1B            0.05
                                                  Next 2B             0.03
                                                  Next 3B             0.02
                                                  Over 6B             0.01
California Tax-Free Money Market Trust                         0.00
Capital Growth Fund                               First 100M          0.35
                                                  Next 100M           0.30
                                                  Next 300M           0.20
                                                  Over 500M           0.15
Cash Investment Money Market Fund                 First 1B            0.05
                                                  Next 2B             0.03
                                                  Next 3B             0.02
                                                  Over 6B             0.01
Colorado Tax-Free Fund                            First 100M          0.20
                                                  Next 200M           0.175
                                                  Next 200M           0.15
                                                  Over 500M           0.10
Common Stock Fund                                 First 100M          0.45
                                                  Next 100M           0.40
                                                  Over 200M           0.30
Conservative Allocation Fund                      First 250M          0.10
                                                  Over 250M           0.05

                                                       Fee as % of Avg.
Funds Trust Funds                                      Daily Net Assets
-----------------------------------------------   -------------------------
Discovery Fund                                    First 100M          0.45
                                                  Next 100M           0.40
                                                  Over 200M           0.35
Emerging Markets Equity Fund                      First 100M          0.65
                                                  Next 100M           0.55
                                                  Over 200M           0.45
Endeavor Select Fund                              First 100M          0.35
                                                  Next 100M           0.30
                                                  Next 300M           0.20
                                                  Over 500M           0.15
Enterprise Fund                                   First 100M          0.45
                                                  Next 100M           0.40
                                                  Over 200M           0.30
Government Money Market Fund                      First 1B            0.05
                                                  Next 2B             0.03
                                                  Next 3B             0.02
                                                  Over 6B             0.01
Government Securities Fund                        First 100M          0.20
                                                  Next 200M           0.175
                                                  Next 200M           0.15
                                                  Over 500M           0.10
Growth Balanced Fund                              First 250M          0.10
                                                  Over 250M           0.05
Growth Fund                                       First 100M          0.35
                                                  Next 100M           0.30
                                                  Next 300M           0.20
                                                  Over 500M           0.15
Heritage Money Market Fund                        First 1B            0.05
                                                  Next 2B             0.03
                                                  Next 3B             0.02
                                                  Over 6B             0.01
High Income Fund                                  First 100M          0.35
                                                  Next 200M           0.30
                                                  Next 200M           0.25
                                                  Over 500M           0.20
Income Plus Fund                                  First 100M          0.20
                                                  Next 200M           0.175
                                                  Next 200M           0.15
                                                  Over 500M           0.10
Intermediate Tax/AMT-Free Fund                    First 100M          0.20
                                                  Next 200M           0.175
                                                  Next 200M           0.15
                                                  Over 500M           0.10
Large Cap Growth Fund                             First 100M          0.35
                                                  Next 100M           0.30
                                                  Next 300M           0.20
                                                  Over 500M           0.15
Managed Account CoreBuilder Shares Series G                    0.00

                                                       Fee as % of Avg.
Funds Trust Funds                                      Daily Net Assets
-----------------------------------------------   -------------------------
Managed Account CoreBuilder Shares Series M                    0.00
Mid Cap Disciplined Fund                          First 100M          0.45
                                                  Next 100M           0.40
                                                  Over 200M           0.30
Mid Cap Growth Fund                               First 100M          0.45
                                                  Next 100M           0.40
                                                  Over 200M           0.30
Minnesota Money Market Fund                       First 1B            0.05
                                                  Next 2B             0.03
                                                  Next 3B             0.02
                                                  Over 6B             0.01
Minnesota Tax-Free Fund                           First 100M          0.20
                                                  Next 200M           0.175
                                                  Next 200M           0.15
                                                  Over 500M           0.10
Moderate Balanced Fund                            First 250M          0.10
                                                  Over 250M           0.05
Money Market Fund                                 First 1B            0.05
                                                  Next 2B             0.03
                                                  Next 3B             0.02
                                                  Over 6B             0.01
Money Market Trust                                             0.00
Municipal Bond Fund                               First 100M          0.20
                                                  Next 200M           0.175
                                                  Next 200M           0.15
                                                  Over 500M           0.10
Municipal Money Market Fund                       First 1B            0.05
                                                  Next 2B             0.03
                                                  Next 3B             0.02
                                                  Over 6B             0.01
National Tax-Free Money Market Fund               First 1B            0.05
                                                  Next 2B             0.03
                                                  Next 3B             0.02
                                                  Over 6B             0.01
National Tax-Free Money Market Trust                           0.00
Opportunity Fund                                  First 100M          0.45
                                                  Next 100M           0.40
                                                  Over 200M           0.30
Overland Express Sweep Fund                       First 1B            0.05
                                                  Next 2B             0.03
                                                  Next 3B             0.02
                                                  Over 6B             0.01
Prime Investment Money Market Fund                First 1B            0.05
                                                  Next 2B             0.03
                                                  Next 3B             0.02
                                                  Over 6B             0.01

                                                       Fee as % of Avg.
Funds Trust Funds                                      Daily Net Assets
-----------------------------------------------   -------------------------
Short Duration Government Bond Fund               First 100M          0.15
                                                  Next 200M           0.10
                                                  Over 300M           0.05
Short-Term Bond Fund                              First 100M          0.15
                                                  Next 200M           0.10
                                                  Over 300M           0.05
Short-Term High Yield Bond Fund                   First 100M          0.35
                                                  Next 200M           0.30
                                                  Next 200M           0.25
                                                  Over 500M           0.20
Short-Term Municipal Bond Fund                    First 100M          0.15
                                                  Next 200M           0.10
                                                  Over 300M           0.05
Small Cap Disciplined Fund                        First 100M          0.55
                                                  Next 100M           0.50
                                                  Over 200M           0.40
Small Cap Growth Fund                             First 100M          0.55
                                                  Next 100M           0.50
                                                  Over 200M           0.40
Small Cap Value Fund                              First 100M          0.55
                                                  Next 100M           0.50
                                                  Over 200M           0.40
Small Mid/Cap Value Fund                          First 100M          0.45
                                                  Next 100M           0.40
                                                  Over 200M           0.35
Specialized Financial Services Fund               First 100M          0.45
                                                  Next 100M           0.40
                                                  Over 200M           0.30
Strategic Income Fund                             First 100M          0.35
                                                  Next 200M           0.30
                                                  Next 200M           0.25
                                                  Over 500M           0.20
Treasury Plus Money Market Fund                   First 1B            0.05
                                                  Next 2B             0.03
                                                  Next 3B             0.02
                                                  Over 6B             0.01
Ultra Short-Term Income Fund                      First 100M          0.15
                                                  Next 200M           0.10
                                                  Over 300M           0.05
Ultra Short-Term Municipal Income Fund            First 100M          0.15
                                                  Next 200M           0.10
                                                  Over 300M           0.05
U.S. Value Fund                                   First 100M          0.35
                                                  Next 100M           0.30
                                                  Next 300M           0.20
                                                  Over 500M           0.15
WealthBuilder Conservative Allocation Portfolio                0.15

                                                       Fee as % of Avg.
Funds Trust Funds                                      Daily Net Assets
-----------------------------------------------   -------------------------
WealthBuilder Equity Portfolio                                 0.15
WealthBuilder Growth Allocation Portfolio                      0.15
WealthBuilder Growth Balanced Portfolio                        0.15
WealthBuilder Moderate Balanced Portfolio                      0.15
WealthBuilder Tactical Equity Portfolio                        0.15
Wisconsin Tax-Free Fund                           First 100M          0.20
                                                  Next 200M           0.175
                                                  Next 200M           0.15
                                                  Over 500M           0.10
100% Treasury Money Market Fund                   First 1B            0.05
                                                  Next 2B             0.03
                                                  Next 3B             0.02
                                                  Over 6B             0.01

Most recent annual approval by the Board of Trustees: March 27, 2009

Schedule A amended: March 27, 2009

     The foregoing fee schedule is agreed to as of March 27, 2009 and shall remain in effect until changed in writing by the parties.

                                        WELLS FARGO FUNDS MANAGEMENT, LLC


                                        By:
                                            ------------------------------------
                                            Andrew Owen
                                            Executive Vice President


                                        WELLS CAPITAL MANAGEMENT INCORPORATED


                                        By:
                                            ------------------------------------
                                            Saul Susal
                                            Chief Financial Officer